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                        Supplement dated August 23, 2005
                     To the Prospectus dated May 1, 2005 for

                      AmSouth Premium Plus Variable Annuity
                    AmSouth Premium Plus II Variable Annuity

                                  Investing in
                  NYLIAC Variable Annuity Separate Account-III

This supplement amends the prospectus for the AmSouth Premium Plus Variable Annuity and AmSouth Premium Plus II Variable Annuity policies ("policies"). You should read this information carefully and retain this supplement for future reference together with the prospectus. All capitalized terms have the same meaning as those included in the prospectus.

The purpose of this supplement is (i) to advise you of a future change in the Investment Divisions available under your policy and (ii) to notify you that as of September 16, 2005, the AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund and AmSouth Mid Cap Fund Investment Divisions will not be accepting new premium payment allocations or transfers.

                         I. Notice of Fund Substitutions

New York Life Insurance and Annuity Corporation ("NYLIAC") proposed to substitute the shares held by NYLIAC Variable Annuity Separate Account-III ("Separate Account") in the portfolios of the Variable Insurance Funds (the "Replaced Funds") with shares of certain other registered investment companies (the "Substitute Funds"). NYLIAC has filed an application with the Securities and Exchange Commission ("Commission") requesting an order approving the substitutions. It is anticipated that the substitutions will occur by October 31, 2005.

The proposed substitutions are as follows:

--------------------------------------------------------------------------------
        REPLACED FUNDS                                        SUBSTITUTE FUNDS
--------------------------------------------------------------------------------
AmSouth Enhanced Market Fund               MainStay VP S&P 500 Index Portfolio -
                                           Initial Class, Service Class
--------------------------------------------------------------------------------
AmSouth International Equity Fund          MainStay VP International Equity
                                           Portfolio - Initial Class, Service
                                           Class
--------------------------------------------------------------------------------
AmSouth Large Cap Fund                     MainStay VP Value Portfolio -
                                           Initial Class, Service Class
--------------------------------------------------------------------------------
AmSouth Mid Cap Fund                       Fidelity(R)VIP Mid Cap Portfolio -
                                           Service Class 2
--------------------------------------------------------------------------------

NYLIAC will effect the substitutions by simultaneously placing an order to redeem the shares of the Replaced Funds and an order to purchase shares of the Substitute Funds. If you do not transfer your Accumulation Value out of an Investment Division funded by a Replaced Fund prior to the substitutions, on the date of the substitutions, such
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Accumulation Value will be automatically transferred to Investment Divisions funded by the Replaced Funds.

Proceeds of AmSouth Large Cap Fund, AmSouth Enhanced Market Fund and AmSouth International Equity Fund shares applicable to policies purchased prior to June 2, 2003, will be used to purchase Initial Class shares of the MainStay VP S&P 500 Index Portfolio, MainStay VP International Equity Portfolio and MainStay VP Value Portfolio, respectively. Proceeds of AmSouth Large Cap Fund, AmSouth Enhanced Market Fund and AmSouth International Equity Fund shares applicable to policies purchased on or after June 2, 2003 will be used to purchase Service Class shares of the MainStay VP S&P 500 Index Portfolio, MainStay VP International Equity Portfolio and MainStay VP Value Portfolio, respectively. Proceeds of AmSouth Mid Cap Fund shares will be used to purchase Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio.

Prior to the date of the substitution, a policyowner may transfer his or her Accumulation Value out of an Investment Division funded by a Replaced Fund to another Investment Division or the Fixed Account option without any charge or limitation (except potentially harmful transfers (see "Limits on Transfers" in the prospectus)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. In addition, for thirty days following the proposed substitutions, a policyowner may transfer his or her Accumulation Value out of an Investment Division funded by a Substitute Fund as a result of a substitution to another Investment Division or the Fixed Account without any charge or limitation (except potentially harmful transfers (see "Limits on Transfers" in the prospectus)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on Accumulation Unit values as of the close of the Business Day on which we receive the transfer request. All other transfers are subject to the limitations, and may be subject to the charges, described in the prospectus.

A complete list of all Investment Divisions that are available under your policy is set forth in the prospectus. You may obtain a copy of the prospectus by calling 800-762-6212. In addition, the Investment Divisions that invest in the Substitute Funds will be available under your policy following the substitutions. Information regarding the Substitute Funds, including the investment objectives, policies, risks and fees and expenses, are contained in the Substitute Funds' prospectuses. A copy of each Substitute Fund's prospectus appears in the book that accompanies this supplement. The book also may contain prospectuses of funds not available under your policy. This does not constitute an offer of any funds not available with your policy.

All expenses incurred in connection with the proposed substitutions will be paid by NYLIAC. You will not incur any fees or charges or any tax liability because of the substitutions, and your Accumulation Value immediately before the substitutions will equal your Accumulation Value immediately after the substitutions. NYLIAC will send affected policyowners a confirmation notice within five business days after the substitution.


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The proposed substitutions are in response to an announcement by AmSouth
Bancorporation that the Board of Trustees of the Variable Insurance Funds had approved a plan to liquidate the Replaced Funds. NYLIAC filed the application with the Commission as soon as was practicable after receiving notification from AmSouth Bancorporation.

II. Certain Investment Divisions No Longer Available as of September 16, 2005

Effective September 16, 2005, allocations to the Investment Divisions that invest in the Replaced Funds, including transfers and new premium payments, will no longer be accepted for the policies. All references in the prospectus to the Investment Divisions that invest in the Replaced Funds are amended to add a footnote stating: "No premium payments or transfers will be accepted into this Investment Division as of September 16, 2005."


                          ----------------------------

                 New York Life Insurance and Annuity Corporation
                            (A Delaware corporation)
                                51 Madison Avenue
                            New York, New York 10010


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